Rule 497(e)
                                                                File No. 2-89550

                          FutureFunds Series Account of
                   Great-West Life & Annuity Insurance Company

                      Supplement effective July 1, 2003 to
                           the May 1, 2003 Prospectus

The name of the Maxim INVESCO Small-Cap Growth Portfolio is now the Maxim MFS(R) Small-Cap Growth Portfolio (the "Portfolio"). The name of the corresponding Investment Division of FutureFunds Series Account is also so modified.

Maxim Capital Management, LLC ("MCM"), the investment adviser to the Portfolio, serves as a manager-of-managers under an order issued by the Securities and Exchange Commission. The current order permits MCM to hire new sub-advisers or amend sub-advisory agreements without shareholder approval. MCM has selected Massachusetts Financial Services Company ("MFS") to replace INVESCO Funds Group, Inc. as the new sub-adviser for the Portfolio. MFS is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116.

               Please keep this supplement for future reference.